UNITED STATES DISTRICT COURT
WESTERN DISTRICT OF PENNSYLVANIA

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Index No.: 2:09-cv-00025

FTS GROUP, INC.,

Plaintiff,

- against -

ALPHA CAPITAL ANSTALT,
WHALEHAVEN CAPITAL FUND, LTD.,
ELLIS INTERNATIONAL LTD,
PLATINUM LONG TERM GROWTH V. and
RICHERD E. MILLER,

Defendants.

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UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF NEW YORK

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Index No.: 08 Civ. 11329

ALPHA CAPITAL ANSTALT,

Plaintiff,

- against -

SCOTT DAVID GALLAGHER and
FTS GROUP, INC.,

Defendants.

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COURT OF COMMON PLEAS
INDIANA COUNTY, PENNSYLVANIA

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Docket No.: 32481 CD 2008

ALPHA CAPITAL ANSTALT,

Plaintiff,

- against -

FTS GROUP, INC.,

Defendant.

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COURT OF COMMON PLEAS
INDIANA COUNTY, PENNSYLVANIA

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WHALEHAVEN CAPITAL FUND, LTD.,

Plaintiff,

- against -

FTS GROUP, INC.,

Defendant.

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Docket No.: 32482 CD 2008

COURT OF COMMON PLEAS
INDIANA COUNTY, PENNSYLVANIA

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ELLIS INTERNATIONAL LTD,

Plaintiff,

- against -

FTS GROUP, INC.,

Defendant.

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Docket No.: 32505 CD 2008

COURT OF COMMON PLEAS
INDIANA COUNTY, PENNSYLVANIA

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PLATINUM LONG TERM GROWTH V.,

Plaintiff,

- against -

FTS GROUP, INC.,

Defendant.

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Docket No.: 32504 CD 2008

GLOBAL SETTLE MENT AGREEMENT

This Global Settlement Agreement (the "Agreement") is made among Alpha Capital Anstalt, ("Alpha") Whalehaven Capital Fund, Ltd. ("Whalehaven"), Ellis International Ltd

("Ellis"), Platinum Long Term Growth V.("Platinum"), Richard E. Miller ("Miller"), Bristol Investment Fund, Ltd.("Bristol"), Omega Capital Small Cap Fund ("Omega"), CMS Capital ("CMS"), Iroquois Master Fund ("Iroquois"), (collectively referred to as the "Investors"), FTS Group, Inc. ("FTS") and Scott D. Gallagher ("Gallagher") (FTS and Gallagher collectively referred to as the "Debtors") and See World Satellites, Inc. ("SWS"), (SWS, the Investors and the Debtors are collectively referred to as the "Parties").

BACKGROUND

WHEREAS, on December 29, 2005, the Investors listed on Schedule A (the "2005 Investors") made loans to FTS which were evidenced by secured promissory notes dated December 29, 2005, (the "2005 Notes");

WHEREAS, on January 3, 2006, Miller sold to FTS 10,000 shares of common stock of SWS, a Pennsylvania corporation (the "SWS Shares"), which represented 100% ownership of SWS. FTS paid for the SWS Shares by issuing to Miller $1,000,000 worth of FTS preferred stock, a note in the principal amount of $3,500,000 (the "Miller Note") and $1,000,000 in cash. The Miller note was secured by a first priority purchase money security interest in the SWS Shares;

WHEREAS, on January 22, 2007, Miller assigned $1,000,000 worth the Miller Note to the Investors identified on Schedule B (the "Assignees"). The first priority purchase money security interest in the SWS Shares was also assigned to the Assignees. FTS and the Assignees modified and reissued the assigned portion of the Miller Note as set forth on Schedule B (the "Assigned Notes");

WHEREAS, on April 1, 2008, Alpha entered into a purchase agreement dated April 1, 2008, ("Purchase Agreement") with FTS pursuant to which Alpha bought two receivables in the name of OTG from FTS for $250,000 (the "Receivables"). To secure Alpha's purchase of the

Receivables FTS executed a promissory note due on demand payable to Alpha that Alpha, FTS and Gallagher anticipated would be paid back from the proceeds of the Receivables (the "Receivables Note"). On April 1, 2008, Gallagher signed and delivered to Alpha a personal guaranty dated April 1, 2008 (the "Guaranty") guarantying that the receivables purchased by Alpha would pay Alpha at least $300,000;

WHEREAS, on October 6, 2006, Alpha entered into a $75,000 short term loan agreement ("Loan Agreement") with FTS pursuant to which Alpha loaned the Company $75,000. To secure Alpha's loan, FTS executed a promissory note due on demand. FTS issued 250,000 shares to Alpha relating to this agreement. On October 6, 2006, Gallagher signed and delivered to Alpha a personal guaranty dated October 6, 2006 (the "2006 Guaranty");

WHEREAS, Alpha filed a confession of judgment on its Reissued Note and obtained a judgment against FTS on its Reissued Note; (the "Alpha Action" and "Alpha Judgment" respectively);

WHEREAS, Platinum filed a confession of judgment on its Reissued Note and obtained a judgment against FTS on its Reissued Note; (the "Platinum Action" and "Platinum Judgment" respectively);

WHEREAS, Whalehaven filed a confession of judgment on its Reissued Note and obtained a judgment against FTS on its Reissued Note; (the "Whalehaven Action" and "Whalehaven Judgment" respectively);

WHEREAS, Ellis filed a confession of judgment on its Reissued Note and obtained a judgment against FTS on its Reissued Note; (the "Ellis Action" and "Ellis Judgment" respectively);

WHEREAS, FTS filed an action against Alpha, Whalehaven, Ellis, Platinum and Miller (the "FTS Action");

WHEREAS, Alpha filed an action against FTS and Gallagher on the Receivable Note and Guaranty (the "Receivable Action");

WHEREAS, Parties desire to resolve and settle the claims regarding the 2005 Notes, the Miller Notes, the SWS Shares, the Assigned Notes, the Receivable Note, the Guaranty, the Alpha Action, the Alpha Judgment, the Platinum Action, the Platinum Judgment, the Ellis Action, the Ellis Judgment, the Whalehaven Action, the Whalehaven Judgment, the FTS Action, the Receivable Action, the Loan Agreement and the 2006 Guaranty under the terms set forth in this Agreement.

NOW therefore for good and valuable consideration and intending to be legally bound, the Parties agree as follows.

TERMS OF SETTLEMENT

1. FTS hereby assigns the SWS Shares as payment in full of the 2005 Notes, the Miller Note, the Assigned Notes, the Receivable Note and the Guaranty, the Loan Agreement and 2006 Guaranty to the parties as set forth on Schedule C. Within five (5) days of the execution of this Agreement, SWS will also issue an additional 3,333 shares of its common stock to Miller, which will result in Miller owning twenty five percent (25%) of SWS's outstanding stock.

2. The Investors hereby agree that the 2005 Notes, the Miller Note, the Assigned Notes, the Receivable Note and the Guaranty, the Loan Agreement and 2006 Guaranty are deemed paid in full. Furthermore, the Investors agree to cancel all outstanding warrants in FTS. Concurrent with the signing of this Agreement, the Investors agree to tender to FTS for cancellation all outstanding warrants, options, or other documents evidencing any right to purchase any shares of FTS.

by Dave Rasmussen without seeking recourse from Gallagher or FTS. FTS shall provide copies of the statements for the Discover card and will cancel the Discover card.

4. FTS shall provide copies of the tax returns for SWS for 2007 as soon as it is completed and will reasonably cooperate with SWS in SWS's preparation of SWS's 2008 tax return.

5. Except as modified herein, the Assignees and Miller hereby ratify and approve the Memorandum of Understanding dated November 3, 2008, which is incorporated as if set forth in full herein.

6. Within five (5) days of this Agreement, the Assignees shall pay Miller $250,000. This payment shall be wired to Miller's bank account within five (5) days of the execution of this Agreement.

7. In addition, SWS will issue to the Investors Notes in the amounts set forth on Schedules 4.1 (the "First Notes"), 4.2 (the "New Miller Note") and 4.3 (the "Second Notes") (the First Notes, New Miller Note and the Second Notes are collectively referred to as the "New Notes") in the form attached as Exhibit A.

8. The New Notes shall be paid by SWS in accordance with following priorities:

a. Until the First Notes are paid in full SWS shall make no payment on the Second Notes and the Second Notes shall not be entitled to any payments from SWS.

b. After SWS has paid all its ordinary expenses and salaries it shall make payments on the First Notes and New Miller Note. The payments shall be divided in the following proportions eighty percent (80%) towards the New

Miller Note and twenty percent (20%) to the First Notes until Miller receives payments towards the New Miller Note aggregating to $285,000.

c. Once Miller has received payments towards the New Miller Note aggregating to $285,000, the payment s shall be divided in the following proportions eighty percent (80%) towards the First Notes and twenty percent (20%) to the New Miller Note.

d. Once the First Notes have been paid in full the payments shall be divided in the following proportions eighty percent (80%) towards the Second Notes and twenty percent (20%) to the New Miller Note.

9. SWS will issue a $250,000 note to FTS in the form attached hereto as Exhibit B (the "FTS Note"). The FTS Note will only be paid once the New Notes have been paid in full.

10. The Parties agree to dismiss the Alpha Action, the Platinum Action, the Ellis Action, the Whalehaven Action, the FTS Action, the Receivable Action and any and all other outstanding actions between the parties will be dismissed with prejudice.

11. The Parties agree to vacate the Alpha Judgment, the Platinum Judgment, the Ellis Judgment, and the Whalehaven Judgment.

12. FTS will cancel all preferred shares previously issued to Miller.

13. The Debtors do hereby release, cancel, forgive and forever discharge Investors from all actions, claims, demands, damages, obligations, liabilities, controversies and executions, of any kind or nature whatsoever, whether known or unknown, including, but not limited to direct compensatory, and/or consequential damages, whether suspected or not, which have arisen, or may have arisen, or shall arise and specifically waive any claim or right to assert any cause of action or alleged cause of action or claim or demand which has, through oversight or error intentionally or unintentionally or through a mutual mistake, been omitted from this

Release, from the beginning of the world to the date of this Agreement except for obligations, claims or damages arising under this Agreement.

14. The Investors do hereby release, cancel, forgive and forever discharge Debtors from all actions, claims, demands, damages, obligations, liabilities, controversies and executions, of any kind or nature whatsoever, whether known or unknown, including, but not limited to direct compensatory, and/or consequential damages, whether suspected or not, which have arisen, or may have arisen, or shall arise and specifically waive any claim or right to assert any cause of action or alleged cause of action or claim or demand which has, through oversight or error intentionally or unintentionally or through a mutual mistake, been omitted from this Release, from the beginning of the world to the date of this Agreement except for obligations, claims or damages arising under this Agreement.

15. This Agreement constitutes the entire agreement between the parties and supersedes any prior oral or written agreements (unless otherwise incorporated herein), other understanding, representations, warranties and course of conduct and dealing between the parties on the subject matter hereof. Except as otherwise provided herein, this Agreement may be amended or modified only in writing, executed by all of the parties hereto.

16. Choice of Law: This agreement shall be governed by the laws of the State of New York without consideration to the choice of laws provisions thereof.

[REST OF THIS PAGE LEFT INTENTIONALLY BLANK]

17. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original of this Agreement and all of which, when taken together, will be deemed to constitute one and the same Agreement.

Dated: March 30 2009

LAW OFFICES OF KENNETH ZITTER

By: ______________________________
Kenneth Zitter
260 Madison Avenue
New York, New York 10016
(212) 532-8000

FELLHEIMER & EICHEN LLP

By: ______________________________
Alan S. Fellheimer
1800 John F. Kennedy Blvd. , Suite 1400
Philadelphia, PA 19103
(215) 253–6631

LAMBERT & MARTINEAU

By: ______________________________
Kevin Gormly
1001 Philadelphia Street
Indiana, PA 15701
(724) 349-2440

THORP REED & ARMSTRONG

By: ______________________________
Robert J Ridge
One Oxford Centre, 301 Grant St., 14th Fl.
Pittsburg PA 15219
(412) 394 –7711

DEBTORS

ETS GROUP, INC

____
By: Scott Gallagher
Its: President and CEO

SCOTT GALLAGHER

____

SWS

See World Satellites, Inc.

____
By: Richard Miller
Its: CEO

[SIGNATURES CONTINUED ON NEXT PAGE]

INVESTORS

ALPHA CAPITAL ANSTALT

By:
Its:

BRISTOL INVESTMENT FUND, LTD.

By:
Its:

ELLIS INTERNATIONAL LTD.

By:
Its:

WHALEHAVEN CAPITAL FUND LTD

By:
Its:

OMEGA CAPITAL SNMALL CAP FUND

By:
Its:

CMS CAPITAL

By:
Its:

IROQUOIS MASTER FUND

By:
Its:

RICHARD E. MILLER

So Ordered